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Ex-10.39

Form of the $500,000 in Convertible Promissory Notes issued by the Company in December 1999


                                  EXHIBIT 10.39


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

THIS CONVERTIBLE PROMISSORY NOTE (THE "NOTE") IS SUBJECT TO TRANSFERABILITY RESTRICTIONS PURSUANT TO SECTION 4 HEREIN AND SHALL NOT BE TRANSFERRED BY THE COMPANY UNLESS THE HOLDER HEREOF COMPLIES THEREWITH. ANY ATTEMPTED TRANSFER OF SECURITIES NOT IN COMPLIANCE WITH SUCH SECTION 4 SHALL BE NULL AND VOID.


                               TELEGEN CORPORATION

                           Convertible Promissory Note


US $___________                                            San Mateo, California
                                                           December __, 1999


        FOR VALUE RECEIVED, TELEGEN CORPORATION, a California corporation (together with its successors and assigns, the "Company"), promises to pay to the order of _______________ (the "Holder"): (i) US $____________ (the "Face
Value") plus (ii) simple interest on the unpaid balance at the time such interest is due. Interest on the unpaid balance of the Face Value shall accrue at the rate of Fifteen Percent (15%) per annum and shall be payable with the Face Value on the date on which the Face Value is payable. Payment of all amounts due to Holder hereunder shall be made by wire transfer to Holder in accordance with written instructions given to the Company.

        The following is a statement of the rights of the Holder and the conditions to which this Note is subject, to which the Holder, by acceptance of this Note, hereby agrees:

1.      REPAYMENT OBLIGATION

        (a) REPAYMENT. The Company shall be required to repay the Face Value and any accrued but unpaid interest on this Note in full on the date which is the earlier of: (i) one (1) year from the date hereof or (ii) the effective date under a plan of reorganization (the "Plan") that is confirmed in Chapter 11 Case No 98-34876-DM-11, entitled IN RE TELEGEN CORPORATION (the "Chapter 11 Case"), presently pending in the United States Bankruptcy Court for the Northern District of California (the "Court"). The Company shall not be entitled to prepay any portion of the Face Value or interest at any time before this Note is due in full, except with the written approval of the Holder and authorization by the Court.

        (b) ADJUSTMENT IN NOTE'S FACE VALUE. Upon any prepayment by the Company of this Note, the Company will on its books and records reduce the Face Value of this Note and send notice of such change to the Holder hereof. To the extent the Note's Face Value is greater than zero on the Company's books and records, the Company will upon request by the Holder hereof, deliver a new Note of like tenor in the principal amount remaining on such Note.

2.      CONVERSION

        (a) CONVERSION. Upon confirmation of a Plan by the Court, the Holder shall have the option, in lieu of repayment in cash, to convert, in whole or in part, all or any portion of the outstanding principal amount or interest on the Note (a "Portion") to the Company's post-reorganization common stock by (i) surrender of this Note, together with (ii) an executed Notice of Conversion, substantially in the form of EXHIBIT A attached hereto, at the Company's Principal Executive Office. The number of shares of Common Stock into which any Portion may be converted shall be determined by multiplying the price per share of the Company's last prior offering of its common stock by Eighty Percent (80%) (the "Conversion Price") and dividing the Portion by the Conversion Price. No fractional shares or scrip representing fractions of shares will be issued on conversion, and the number of shares issued shall be founded up to the nearest whole share. The shares of Common Stock issued or issuable upon conversion of this Note are referred to herein as the "Shares."

        (b) ISSUANCE OF SECURITIES ON CONVERSION. Conversion of this Note, in whole or in part, shall occur if the Holder elects to convert under
Section 2(a) above. As soon as practicable after conversion of all or part of this Note, the Company, at its expense, will cause to be issued, in the name of the Holder, or such persons as the Holder may designate, and delivered to the Holder's registered address, a certificate or certificates for the total number of Shares to which the Holder shall be entitled on such conversion. The Company will use its best efforts to cause such Shares to be issued in exchange for an administrative expense in the Chapter 11 Case, within the meaning of 11 U. S. C. Section 1145(a)(1)(A).

3. NOTICES. Any notice, request, or other communications required or permitted hereunder shall be in writing and shall deemed to have been duly given if sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (a) if to the Holder, to it at the last known address appearing on the books of the Company maintained for such purpose, or (b) if to the Company, to it at 1840 Gateway Drive, Suite 200, San Mateo, California 94404, attention: Chief Executive Officer, telephone (650) 261-9400, facsimile (650) 261-9468. Any party hereto may by notice so given change its address for future notice hereunder. All such notices will be deemed to have been given (i) upon confirmation of delivery, if sent by facsimile or registered or certified mail or (ii) upon delivery, if sent by courier or personal delivery.

4. TRANSFERABILITY. With respect to any offer, sale or other disposition of this Note or any portion thereof, the Holder will give written notice to the Company prior thereto, describing briefly the manner of the proposed disposition, and, if requested by the Company, a written opinion of the Holder's counsel to the effect that such offer, sale or other distribution may be effected without registration or qualification with any federal or state law then in effect or necessary compliance with any other transferability restrictions resulting thereto. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Note. Subject to compliance with applicable state and federal law and the terms of the notice delivered to the Company, the Holder may transfer this Note or any portion thereof only by surrendering it to the Company with a duly executed Assignment Form, substantially in the form attached hereto as EXHIBIT B, whereupon the Company will cancel such Note and execute and deliver one or more new Notes in the names and amounts specified in such instrument and, if the Holder's entire interest in such Note is not being assigned, in the name of the Holder for the balance of such interest, unless otherwise specified in the Assignment Form. If a determination has been made pursuant to this Section 4 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Any attempted transfer of the Note not in compliance with this Section 4 shall be null and void.

5. ASSIGNMENT. The rights and obligations of the Company and the Holder shall be binding upon and benefit to the successors, assigns, heirs, administrators, and transferees of the parties. The Company may not assign its rights and obligations hereunder without the written consent of the Holder and the approval of the Court.

6. AMENDMENT. This Note may not be modified or amended except by the written agreement of the parties and the approval of the Court.

7. INTEGRATION: NO SHAREHOLDER RIGHTS. This Note constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof, and supersedes any prior or contemporaneous understandings, agreements or representations between them that relate to the subject matter hereof. Nothing contained in this Convertible Promissory Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

8. CALIFORNIA LAW. This Note and the obligations of the Company and the Holder hereunder shall be governed by and construed in accordance with the laws of the State of California.

9. COURT APPROVAL. This Note is subject to approval by the Court in the Chapter 11 Case and shall not be legally binding upon the Holder or the Company until and unless approved by the Court.

        IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized representative on the date first above written.


TELEGEN CORPORATION



By:   __________________________
      Jessica L. Stevens
      President/CEO

                                    EXHIBIT A

                             NOTICE OF EXERCISE FORM

    (To be executed only upon partial or full conversion of the attached Note pursuant to the terms and conditions of Section 2 of the Note)


        The undersigned registered Holder of the attached Note hereby irrevocably converts $__________ of Face Value and interest thereon to Common Stock of Telegen Corporation at the Conversion Price and on the terms and conditions specified in the attached Note.

The undersigned requests that a certificate (or certificates in denominations of shares) for the shares of Common Stock of Telegen Corporation hereby be issued in the name of and delivered to (circle one) (a) the undersigned or (b) _________________________________________ whose address is
__________________________________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the attached Note, that a new Note of like tenor for the number of shares of Common Stock of Telegen Corporation not being purchased hereunder be issued in the name of and delivered to (circle one) (a) the undersigned or (b) _________________ whose address is______________________.

Dated________________

By:


--------------------------------
(Signature of Registered Holder)

Title:


--------------------------------





NOTICE: The signature on this Notice of Exercise must correspond with the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

          (To be executed only upon the assignment of the attached Note pursuant to the terms and conditions of Section 4 of the Note)

        FOR VALUE RECEIVED, the undersigned registered Holder of the attached Note hereby sells, assigns and transfers unto ________________________________, whose address is ______________________________________________________________
all of the rights of the undersigned under the attached Note, with respect to US $_________ of indebtedness of Telegen Corporation and, if the entire Note is not being transferred, then a new Note of like tenor for the amount of indebtedness of Telegen Corporation not being transferred hereunder shall be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________________________ attorney to register such transfer on the books of Telegen Corporation maintained for the purpose, with full power of substitution in the premises.

Dated________________

By:


--------------------------------
(Signature of Registered Holder)

Title:


--------------------------------





NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the attached Note in every particular, without alteration or enlargement or any change whatever.